UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

AUGUST 31, 2006

Annual Report
to Shareholders

DWS International Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A shares, Class B shares and Institutional shares and during the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06
DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class A	22.24%	21.21%	8.27%	7.53%
Class B	20.92%	20.02%	7.29%	6.63%
Class C	21.26%	20.20%	7.38%	6.68%
MSCI EAFE Index+	24.28%	23.50%	11.82%	7.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/06
DWS International Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	22.65%	21.78%	8.80%	3.57%
MSCI EAFE Index+	24.28%	23.50%	11.82%	6.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 8/31/06	$ 57.01	$ 56.18	$ 56.22	$ 57.10
8/31/05	$ 47.44	$ 46.74	$ 46.74	$ 47.58
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .87	$ .33	$ .40	$ 1.12
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	93	of	203	46
3-Year	71	of	191	37
5-Year	115	of	160	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,521	$16,786	$14,019	$19,474
	Average annual total return	15.21%	18.85%	6.99%	6.89%
Class B	Growth of $10,000	$11,792	$17,089	$14,115	$18,999
	Average annual total return	17.92%	19.56%	7.14%	6.63%
Class C	Growth of $10,000	$12,126	$17,365	$14,277	$19,098
	Average annual total return	21.26%	20.20%	7.38%	6.68%
MSCI EAFE Index+	Growth of $10,000	$12,428	$18,835	$17,478	$19,824
	Average annual total return	24.28%	23.50%	11.82%	7.08%
DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,226,500	$1,805,900	$1,524,500	$1,220,100
	Average annual total return	22.65%	21.78%	8.80%	3.57%
MSCI EAFE Index+	Growth of $1,000,000	$1,242,800	$1,883,500	$1,747,800	$1,428,200
	Average annual total return	24.28%	23.50%	11.82%	6.49%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/06
DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class S	22.61%	21.63%	8.61%	7.86%
MSCI EAFE Index+	24.28%	23.50%	11.82%	7.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/06	$ 57.34
8/31/05	$ 47.74
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ 1.05
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	79	of	203	39
3-Year	56	of	191	30
5-Year	106	of	160	66
10-Year	14	of	70	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended August 31
Comparative Results as of 8/31/06
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,261	$17,992	$15,113	$21,313
	Average annual total return	22.61%	21.63%	8.61%	7.86%
MSCI EAFE Index+	Growth of $10,000	$12,428	$18,835	$17,478	$19,824
	Average annual total return	24.28%	23.50%	11.82%	7.08%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, S and Institutional shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,065.60	$ 1,059.80	$ 1,061.50	$ 1,067.40	$ 1,067.50
Expenses Paid per $1,000*	$ 6.82	$ 11.89	$ 10.76	$ 5.11	$ 4.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,018.60	$ 1,013.66	$ 1,014.77	$ 1,020.27	$ 1,020.57
Expenses Paid per $1,000*	$ 6.67	$ 11.62	$ 10.51	$ 4.99	$ 4.69

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.31%	2.29%	2.07%	.98%	.92%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr, CFA, discusses DWS International Fund's strategy and the market environment during the 12-month period ended August 31, 2006.

Q: How did the international stock markets perform during the past 12 months?

A: International equities performed exceptionally well during the fund's annual reporting period. The breadth of the market's rally was evidenced by the fact that nine of the 10 major industry sectors delivered strongly positive returns. The MSCI EAFE Index — the fund's benchmark — returned 22.04% in local currency terms and 24.28% when measured in US dollars.1 The stronger US dollar return was the result of foreign currencies making strong advances against the greenback in 2006. (Since foreign shares are denominated in local country currencies, a gain in the value of local currencies versus the dollar increases the value of the investment in US dollar terms.) International equities as an asset class outpaced the 8.88% return of US stocks, as measured by the S&P 500 Index.2

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The global equity markets generally produced strong results from the beginning of the annual period through the end of April. However, growing inflationary concerns and continued interest rate increases by central banks worldwide sparked a correction in May and June. Investors grew highly risk-averse during this time, leading to sharp underperformance for riskier assets such as stocks in the emerging market and small-cap asset classes. The markets subsequently recovered during the summer months, as geopolitical concerns waned and investors became convinced that the US Federal Reserve Board (the Fed) was nearing the end of its long series of interest rate increases.

From a sector perspective, the biggest winners during the past year were materials and financials stocks. With respect to materials, surging demand from the emerging Asia region continued to drive prices higher for a number of commodities, including steel and copper. In addition, prices for precious metals, including gold, soared as investors sought a hedge against global inflationary pressures. Regarding the financials sector, the top performers for the period were found in Japan, where real estate and diversified banks outperformed amid signs of an improving macroeconomic environment.

On a regional basis, Continental European markets generated solid returns for the period under review. Earnings results generally came in at or above consensus, and merger and acquisition activity continued to pick up. In fact, corporate merger applications in Europe are being filed at a record rate according to the European Commission, which expects that 2006 figures will exceed the previous record set in 2000. Among the largest headline deals announced during the year was the merger between Banca Intesa and Sanpaolo IMI, the second- and third-biggest banks in Italy, a deal which would create the largest financial entity in the country. Other major deals were E.ON's bid for Endesa in the utilities sector and Bayer AG's bid for Schering in health care. Record levels of earnings and free cash flow have enabled companies to grow business lines by increasing their asset bases via acquisitions, a trend that has helped fuel the performance of select European markets and industries. Additionally, it was reported that the Eurozone (comprised of European countries that have adopted the Euro) economies grew 0.9% during the second quarter, which marks the highest rate of growth in six years. The second quarter of 2006 also represented the first time that the Eurozone outpaced the growth of the United States since early 2001.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended August 31, 2006, was 22.24%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) For the period, the MSCI EAFE Index (the fund's benchmark) returned 24.28%, while the average return of the 203 funds in the Lipper International Large-Cap Core Funds category was 21.97%.3

3 International large-cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. It is not possible to invest directly in a Lipper category.

Q: What elements of the fund's positioning contributed to its performance?

A: When discussing performance results, it is important to keep in mind that the fund's regional investment profile is a residual effect of our bottom-up stock selection process. As a result, the fund may deviate from the country or sector allocations of the MSCI EAFE Index benchmark.

From an allocation standpoint, the fund's overweight (a weighting greater than that of the benchmark) in emerging market equities contributed positively to return. The fund's energy and materials positions in Brazil and Russia performed very well as global demand for commodities remained elevated over the annual period. Additionally, strong contributions were generated by select positions in Indonesia, Mexico, South Korea and Taiwan.

The fund's underweight (a weighting less than that of the benchmark) in Japan was a net detractor to relative performance. Helped by the backdrop of an improving macroeconomic environment, Japan's market outperformed the benchmark by a wide margin during the past 12 months.

Q: What stock-specific factors helped benchmark relative performance?

A: The primary contributor to the fund's outperformance was its underweight position in the telecommunications sector, coupled with strong stock selection in the group. The fund's avoidance of the largest telecom stocks in the benchmark — including France Telecom, Deutsche Telekom and Telecom Italia — provided a boost relative to the index. Europe's former state-run monopolies have struggled to maintain their subscriber bases as consumers defect to cheaper wireless and Internet services alternatives. The fund also received a lift from its stake in Telekom Indonesia (not held by the portfolio at the end of the reporting period), Indonesia's largest telephone company. The company was able to increase its profitability by attracting customers through cheaper mobile phone rates and greater geographic coverage in its home market.

The next best-performing sector for the fund was health care. Shares of Germany's Fresenius Medical Care AG & Co., the world's largest provider of kidney dialysis, continued to appreciate following the company's upbeat forecast that highlighted positive results from its US renal care division. Another top individual contributor was Denmark's Novo Nordisk AS, a provider of diabetes care and hemophilia treatments. Sales of NovoSeven, the company's main hemophilia treatment, rose sharply in the first half as doctors have begun to expand the usage of the drug into areas such as strokes and trauma. Novo Nordisk remains the global leader in diabetes care with over eight decades of experience in insulin based treatments. Shares of Stada Arzneimittel AG, a German manufacturer of generic cancer pharmaceuticals, appreciated after it announced the acquisition of Serbia's Hemofarm Koncern AD, a manufacturer of cardiovascular treatments and painkillers. Generic drug makers have benefited from the loss of patent protection from some of the world's top-selling drugs. Additionally, the Hemofarm's acquisition was viewed as being both reasonably priced and a means of giving the company increased penetration to Eastern European markets. Switzerland's Roche Holding AG, the world's largest maker of cancer medicines, also rose sharply after reporting a substantial rise in first half profits.

The information technology sector was another area of outperformance for the fund. Shares of Canon, Inc., Japan's largest maker of electronics goods, rose due to higher US demand for cameras and inkjet printers used by small- and medium-sized businesses. The company continues to deliver strong results from its "razor-and-razor blade" business model, which consists of selling printers at lower profit margins to create a large installed base, coupled with sales of ink products sold at higher margins. Additionally, South Korea's Hynix Semiconductor Co., Ltd., a manufacturer of flash memory chips, outperformed after a first quarter global glut of chip supply began to ease, calming fears that the price of its products would fall rapidly. The stock has since been sold from the fund.

Our stock selection was also broadly positive in the financials sector. Capitalia SpA, Italy's fourth-largest bank by assets in its home market, reported profits that tripled over last year. In addition to having to set aside less money to cover bad loans, the company has also been cutting costs and selling peripheral assets to increase its earnings stream. We have since elected to sell Capitalia from the fund in order to lock in profits. Shares of Mitsui Fudosan Co., Ltd., a Japanese real estate developer, also outperformed over the 12-month cycle due to the continued firming of the Japanese real estate market. The company has seen a large improvement in its profit margins as office vacancy rates have shrunk and condominium sales have been improved. Other strong contributors within the sector include Mizuho Financial Group, Inc. (Japan), Deutsche Boerse AG (Germany), Hammerson PLC (UK) and Banca Italease (Italy).

Q: What areas of the fund detracted from overall results?

A: The fund's largest underperformance relative to the index was in the consumer discretionary sector. Shares of Finland's Nokian Renkaat Oyj, the biggest Nordic tire maker, fell after the company reported a profit shortfall due to increased spending on raw materials, such as rubber, in the second quarter. Additionally Sega Sammy, Japan's lead maker of games and toys, released full-year net income figures that came in slightly below market expectations. The stock is no longer held in the fund.

The fund's slight underweight in materials stocks also weighed on fund returns given the sector's substantial outperformance. The remarkable escalation of metals prices boosted the profitability of a number of companies the fund did not hold, including Anglo American and Arcelor.

The industrials sector was the only other area of under- performance. Despite very strong results from the fund's holdings in Mitsubishi Corp, Actividades de Construccion y Servicios SA (since sold from the fund) and Gol-Linhas Aereas Inteligentes SA, the performance of these stocks was not enough to offset the sluggish returns generated by Grafton Group PLC and Smiths Group PLC. In the case of the former, the Irish building supplier's results were affected by a swoon of the UK housing market. With respect to the latter, shares of the UK avionics and aerospace company were flat as increasing research and development expenses depressed its profit margins. Both Grafton and Smiths have been eliminated from the fund's portfolio.

Q: What is your general outlook for the next 12 months?

A: The lagged effect of higher interest rates, stubbornly higher oil prices and the heavy debt burden of the US consumer have resulted in slower global economic growth. This should not come as a surprise; in fact, it is remarkable the extent to which the global economy has continued to boom despite these headline-grabbing headwinds. In this environment, corporate cash flows and balance sheets — both of which have been supported by at- or near-record profit margins — remain very strong. This, though, is a source of potential risk.

Around the globe, inflation continues to creep higher. Its effects are seen not only in raw materials costs, but also in financing costs and wage growth. The problem with price inflation is that once it is in the system, it is difficult to remove. Central banks are clearly concerned, as evidenced by the surprise move by the Bank of England to raise rates during August despite clear evidence of a weakening economy and a struggling UK consumer. These factors point to rising input costs for global corporations. At the same time, slower economic conditions also are likely to present a challenge to many companies. We believe revenue growth will be increasingly difficult to find, which, in combination with rising costs, means that the current high level of profit margins could well be the peak for this economic cycle.

Selective investment is therefore critical at this stage. Some companies will be hurt by the combination of slowing revenues and rising costs, but others will continue to execute. Specifically, we believe those companies with pricing power (as a result of superior branding, competitive positioning, access to higher growth markets or scale economies) should be in the best position to handle the changing environment and, as a result, are likely to be rewarded by investors. With this as the likely backdrop in the months ahead, we will continue to use intensive fundamental company research to determine which companies we believe are best positioned to generate outperformance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	8/31/06	8/31/05

Common Stocks	96%	99%
Cash Equivalents	2%	1%
Preferred Stocks	2%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05

Europe (excluding United Kingdom)	53%	53%
Japan	21%	21%
United Kingdom	19%	17%
Latin America	4%	1%
Pacific Basin	3%	8%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05

Financials	34%	29%
Health Care	11%	7%
Consumer Discretionary	11%	16%
Industrials	9%	10%
Materials	9%	7%
Energy	8%	9%
Consumer Staples	7%	6%
Information Technology	5%	6%
Telecommunication Services	3%	6%
Utilities	3%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2006 (21.8% of Net Assets)
1. Total SA Produces, refines, transports and markets oil and natural gas	France	2.7%
2. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	2.4%
3. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.2%
4. Canon, Inc. Producer of visual image and information equipment	Japan	2.2%
5. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	2.2%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%
7. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.1%
8. Societe Generale Provides various banking services	France	2.1%
9. BHP Biliton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.0%
10. Mitsubishi Corp. Operator of a general trading company	Japan	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2006

	Shares	Value ($)

Common Stocks 95.1%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $10,718,528)	890,198	18,520,899
Belgium 2.5%
InBev NV	384,700	19,975,544
Umicore	156,800	22,800,362
(Cost $37,749,245)		42,775,906
Brazil 2.5%
Companhia Vale do Rio Doce (ADR)	529,036	11,342,532
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	458,400	16,002,744
Petroleo Brasileiro SA (ADR)	169,330	15,182,128
(Cost $22,360,591)		42,527,404
Denmark 1.0%
Novo Nordisk AS "B" (Cost $13,820,951)	223,400	16,517,879
Finland 3.0%
Fortum Oyj	459,700	12,367,833
Nokia Oyj	750,097	15,712,128
Nokia Oyj (ADR)	226,996	4,739,677
Nokian Renkaat Oyj (a)	1,021,910	17,897,031
(Cost $42,501,286)		50,716,669
France 8.2%
Axa	570,092	21,180,820
CNP Assurances	107,677	11,125,695
Pernod Ricard SA (a)	42,571	9,288,131
Schneider Electric SA	158,739	16,930,419
Societe Generale	215,639	34,809,492
Total SA	669,940	45,232,058
(Cost $89,333,803)		138,566,615
Germany 12.3%
BASF AG	224,851	18,531,399
Bayer AG	351,811	17,429,439
Commerzbank AG	712,708	24,927,235
Continental AG	121,138	12,958,857
Deutsche Boerse AG	138,009	20,946,701
Deutsche Post AG (Registered)	441,930	11,204,671
E.ON AG	226,952	28,831,707
Fresenius Medical Care AG & Co.	110,061	14,520,654
Hypo Real Estate Holding AG	603,828	37,441,948
Merck KGaA	131,099	13,015,021
Stada Arzneimittel AG (a)	175,241	8,551,583
(Cost $136,273,044)		208,359,215
Greece 2.5%
Alpha Bank AE	405,226	10,777,660
Hellenic Telecommunications Organization SA*	561,320	12,944,427
National Bank of Greece SA	465,700	19,330,856
(Cost $29,721,440)		43,052,943
India 0.8%
ICICI Bank Ltd. (Cost $6,802,462)	995,100	13,185,997
Ireland 2.6%
Anglo Irish Bank Corp. PLC	1,086,919	17,963,325
CRH PLC (b)	591,900	20,497,185
CRH PLC (b)	139,400	4,834,492
(Cost $34,126,257)		43,295,002
Italy 4.2%
Banca Italease (a)	602,900	28,903,397
Saras SpA Raffinerie Sarde* (a)	2,148,042	11,998,559
UniCredito Italiano SpA	3,768,200	30,027,845
(Cost $69,819,664)		70,929,801
Japan 20.1%
AEON Co., Ltd.	534,400	13,451,612
Canon, Inc.	745,000	37,061,204
Credit Saison Co., Ltd.	310,800	14,005,128
Daito Trust Construction Co., Ltd.	335,400	17,427,829
Komatsu Ltd.	908,000	16,590,656
Makita Corp.	604,000	17,750,330
Mitsubishi Corp.	1,492,200	30,379,130
Mitsubishi UFJ Financial Group, Inc.	909	12,388,943
Mitsui Fudosan Co., Ltd.	885,000	19,826,654
Mitsui Sumitomo Insurance Co., Ltd.	947,000	11,551,633
Mizuho Financial Group, Inc.	3,497	28,269,117
Nippon Mining Holdings, Inc.	1,503,000	11,010,520
Nishi-Nippon City Bank, Ltd.	2,475,000	12,017,122
Nissan Motor Co., Ltd.	1,497,333	17,014,713
Shinsei Bank Ltd.	2,275,000	14,011,031
Sumitomo Corp.	1,285,000	17,371,225
Sumitomo Metal Mining Co., Ltd.	570,000	8,035,692
Toyota Motor Corp.	457,900	24,846,229
Yamaha Motor Co., Ltd.	610,000	16,263,895
(Cost $236,875,423)		339,272,663
Korea 0.9%
Samsung Electronics Co., Ltd. (Cost $3,082,565)	21,741	14,700,562
Luxembourg 0.8%
Millicom International Cellular SA* (Cost $12,960,220)	366,500	14,300,830
Mexico 1.2%
Fomento Economico Mexicano SA de CV (ADR) (Cost $14,501,238)	214,100	20,108,272
Netherlands 1.3%
ING Groep NV (CVA) (Cost $20,165,139)	531,400	22,977,097
Norway 2.0%
Aker Kvaerner ASA	111,800	10,698,988
Norsk Hydro ASA	886,300	22,851,455
(Cost $31,889,421)		33,550,443
Russia 0.6%
Novolipetsk Steel (GDR) 144A	32,912	648,367
OAO Gazprom (ADR) (REG S) (b)	190,732	8,983,477
OAO Gazprom (ADR) (REG S) (b)	5,709	268,894
(Cost $3,459,089)		9,900,738
Sweden 2.0%
Assa Abloy AB "B"	799,400	14,009,466
Atlas Copco AB "B"	513,900	12,409,961
Swedish Match AB	423,400	7,157,159
(Cost $34,872,010)		33,576,586
Switzerland 6.1%
Novartis AG (Registered)	379,675	21,669,715
Roche Holding AG (Genusschein)	189,498	34,932,848
UBS AG (Registered)	654,910	37,059,334
Xstrata PLC	206,869	9,287,906
(Cost $50,621,666)		102,949,803
Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $3,974,197)	1,476,323	8,324,834
Turkey 0.4%
Turkiye Is Bankasi (Isbank) "C" (Cost $5,274,752)	1,093,700	6,309,664
United Kingdom 18.5%
AstraZeneca PLC	278,319	18,038,939
BHP Billiton PLC	1,824,249	34,769,367
BP PLC	1,311,432	14,907,290
GlaxoSmithKline PLC	1,442,026	40,855,884
Hammerson PLC	734,402	17,786,871
Imperial Tobacco Group PLC	682,130	23,508,467
Informa PLC	1,011,634	8,436,768
Kensington Group PLC	412,923	6,533,542
Ladbrokes PLC	1,754,759	12,771,549
Prudential PLC	1,276,626	14,329,337
Rolls-Royce Group PLC*	2,161,753	17,956,434
Royal Bank of Scotland Group PLC	1,073,333	36,418,393
Standard Life PLC*	2,928,534	14,665,086
Tesco PLC	1,840,114	13,217,599
Vodafone Group PLC	7,445,143	16,125,123
Whitbread PLC	972,728	22,669,995
(Cost $241,792,270)		312,990,644
Total Common Stocks (Cost $1,152,695,261)		1,607,410,466

Preferred Stocks 1.6%
Germany
Fresenius AG	88,518	15,216,655
Porsche AG	12,270	12,579,065
Total Preferred Stocks (Cost $25,197,771)		27,795,720

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 5.28% (c) (d) (Cost $53,954,696)	53,954,696	53,954,696

Cash Equivalents 2.2%
Cash Management QP Trust, 5.33% (e) (Cost $36,674,485)	36,674,485	36,674,485
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,268,522,213)+	102.1	1,725,835,367
Other Assets and Liabilities, Net	(2.1)	(35,340,187)
Net Assets	100.0	1,690,495,180

* Non-income producing security.

+ The cost for federal income tax purposes was $1,291,909,939. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $433,925,428. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $477,347,590 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,422,162.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at August 31, 2006 amounted to $51,538,673 which is 3.0% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Asndelen

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006
Assets
Investments: Investments in securities, at value (cost $1,177,893,032) — including $51,538,673 of securities loaned	$ 1,635,206,186
Investment in Daily Assets Fund Institutional (cost $53,954,696)*	53,954,696
Investment in Cash Management QP Trust (cost $36,674,485)	36,674,485
Total investments in securities, at value (cost $1,268,522,213)	1,725,835,367
Cash	88
Foreign currency, at value (cost $14,462,413)	14,472,525
Receivable for investments sold	12,679,334
Dividends receivable	1,321,836
Interest receivable	153,146
Receivable for Fund shares sold	264,516
Foreign taxes recoverable	472,579
Due from Advisor	335,338
Other assets	33,725
Total assets	1,755,568,454
Liabilities
Payable upon return of securities loaned	53,954,696
Payable for investments purchased	6,824,132
Payable for Fund shares redeemed	1,326,688
Deferred foreign taxes payable	8,975
Accrued management fee	836,693
Other accrued expenses and payables	2,122,090
Total liabilities	65,073,274
Net assets, at value	$ 1,690,495,180
Net Assets
Net assets consist of: Undistributed net investment income	19,838,630
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $8,975)	457,304,179
Foreign currency related transactions	33,299
Accumulated net realized gain (loss)	(773,928,703)
Paid-in capital	1,987,247,775
Net assets, at value	$ 1,690,495,180

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($241,476,158 ÷ 4,235,990 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 57.01
Maximum offering price per share (100 ÷ 94.25 of $57.01)	$ 60.49

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,389,213 ÷ 505,341 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 56.18

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,897,939 ÷ 407,264 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 56.22
Class S Net Asset Value, offering and redemption price(a) per share ($1,389,658,614 ÷ 24,236,553 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 57.34
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,073,256 ÷ 141,393 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 57.10

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,857,493)	$ 54,117,845
Interest — Cash Management QP Trust	859,993
Interest	13,866
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,780,732
Total Income	56,772,436
Expenses: Management fee	10,835,832
Administration fee	410,578
Services to shareholders	3,580,412
Custodian and accounting fees	1,131,804
Distribution service fees	1,089,254
Auditing	75,800
Legal	109,597
Directors' fees and expenses	46,685
Reports to shareholders and shareholder meeting	818,478
Registration fees	81,215
Other	135,913
Total expenses before expense reductions	18,315,568
Expense reductions	(159,744)
Total expenses after expense reductions	18,155,824
Net investment income (loss)	38,616,612
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $28,778)	310,105,324
Foreign currency related transactions	(583,461)
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
309,521,863
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $202,147)	(13,301,196)
Foreign currency related transactions	10,182
(13,291,014)
Net gain (loss) on investment transactions	296,230,849
Net increase (decrease) in net assets resulting from operations	$ 334,847,461

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2006	2005
Operations: Net investment income (loss)	$ 38,616,612	$ 24,357,672
Net realized gain (loss) on investment transactions	309,521,863	195,788,430
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,291,014)	160,865,869
Net increase (decrease) in net assets resulting from operations	334,847,461	381,011,971
Distributions to shareholders from: Net investment income: Class A	(3,830,201)	(2,251,691)
Class B	(213,541)	(53,018)
Class C	(178,554)	(63,244)
Class AARP	(491,370)	(301,489)
Class S	(27,162,547)	(19,266,523)
Institutional Class	(117,685)	(113,152)
Fund share transactions: Proceeds from shares sold	152,906,437	154,941,844
Reinvestment of distributions	29,508,984	20,351,593
Cost of shares redeemed	(383,900,323)	(503,357,180)
Redemption fees	37,431	37,489
Net increase (decrease) in net assets from Fund share transactions	(201,447,471)	(328,026,254)
(Increase) decrease in net assets	101,406,092	30,936,600
Net assets at beginning of period	1,589,089,088	1,558,152,488
Net assets at end of period (including undistributed net investment income of $19,838,630 and $12,717,730, respectively)	$ 1,690,495,180	$ 1,589,089,088

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 47.44	$ 37.86	$ 33.18	$ 32.35	$ 40.03
Income (loss) from investment operations: Net investment income (loss)[a]	1.13[e]	.56	.16	.26	.10
Net realized and unrealized gain (loss) on investment transactions	9.31	9.48	4.82	.79	(7.76)
Total from investment operations	10.44	10.04	4.98	1.05	(7.66)
Less distributions from: Net investment income	(.87)	(.46)	(.30)	(.22)	(.02)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 57.01	$ 47.44	$ 37.86	$ 33.18	$ 32.35
Total Return (%)[b]	22.24[c]	26.63	15.06	3.28	(19.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241	219	192	204	218
Ratio of expenses before expense reductions (%)	1.32	1.33	1.55	1.49	1.31[d]
Ratio of expenses after expense reductions (%)	1.30	1.33	1.55	1.49	1.31[d]
Ratio of net investment income (loss) (%)	2.16[e]	1.28	.41	.84	.28
Portfolio turnover rate (%)	76	57	82	104	105

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.

* Amount is less than $.005.

Class B Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 46.74	$ 37.36	$ 32.74	$ 31.95	$ 39.83
Income (loss) from investment operations: Net investment income (loss)[a]	.51[e]	.13	(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.26	9.31	4.77	.76	(7.71)
Total from investment operations	9.77	9.44	4.63	.79	(7.88)
Less distributions from: Net investment income	(.33)	(.06)	(.01)	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 56.18	$ 46.74	$ 37.36	$ 32.74	$ 31.95
Total Return (%)[b]	20.92[c]	25.21[c]	14.19[c]	2.47	(19.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	33	40	47	60
Ratio of expenses before expense reductions (%)	2.42	2.62	2.49	2.27	2.08[d]
Ratio of expenses after expense reductions (%)	2.35	2.37	2.37	2.27	2.08[d]
Ratio of net investment income (loss) (%)	1.00[e]	.24	(.41)	.06	(.49)
Portfolio turnover rate (%)	76	57	82	104	105

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.

* Amount is less than $.005.

Class C Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 46.74	$ 37.35	$ 32.74	$ 31.94	$ 39.82
Income (loss) from investment operations: Net investment income (loss)[a]	.67[d]	.18	(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.21	9.32	4.76	.77	(7.71)
Total from investment operations	9.88	9.50	4.62	.80	(7.88)
Less distributions from: Net investment income	(.40)	(.11)	(.01)	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 56.22	$ 46.74	$ 37.35	$ 32.74	$ 31.94
Total Return (%)[b]	21.26	25.44	14.17[c]	2.50	(19.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	22	22	24
Ratio of expenses before expense reductions (%)	2.11	2.24	2.38	2.26	2.11
Ratio of expenses after expense reductions (%)	2.11	2.24	2.36	2.26	2.11
Ratio of net investment income (loss) (%)	1.31[d]	.37	(.40)	.07	(.52)
Portfolio turnover rate (%)	76	57	82	104	105

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.

* Amount is less than $.005.

Class S Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 47.74	$ 38.10	$ 33.36	$ 32.51	$ 40.24
Income (loss) from investment operations: Net investment income[a]	1.28[c]	.71	.30	.35	.19
Net realized and unrealized gain (loss) on investment transactions	9.37	9.54	4.86	.80	(7.80)
Total from investment operations	10.65	10.25	5.16	1.15	(7.61)
Less distributions from: Net investment income	(1.05)	(.61)	(.42)	(.30)	(.12)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 57.34	$ 47.74	$ 38.10	$ 33.36	$ 32.51
Total Return (%)	22.61[b]	27.06	15.49[b]	3.62	(18.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,390	1,278	1,273	1,444	1,872
Ratio of expenses before expense reductions (%)	1.02	.98	1.23	1.18	1.06
Ratio of expenses after expense reductions (%)	1.01	.98	1.17	1.18	1.06
Ratio of net investment income (%)	2.40[c]	1.63	.79	1.15	.53
Portfolio turnover rate (%)	76	57	82	104	105

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.

* Amount is less than $.005.

Institutional Class Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 47.58	$ 37.99	$ 33.28	$ 32.42	$ 40.13
Income (loss) from investment operations: Net investment income[a]	1.52	.76	.39	.43	.28
Net realized and unrealized gain (loss) on investment transactions	9.12	9.51	4.84	.80	(7.79)
Total from investment operations	10.64	10.27	5.23	1.23	(7.51)
Less distributions from: Net investment income	(1.12)	(.68)	(.52)	(.37)	(.20)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 57.10	$ 47.58	$ 37.99	$ 33.28	$ 32.42
Total Return (%)	22.65[b]	27.18	15.77[b]	3.90	(18.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	8	21	16
Ratio of expenses before expense reductions (%)	.98	.85	.96	.92	.83
Ratio of expenses after expense reductions (%)	.96	.85	.94	.92	.83
Ratio of net investment income (%)	2.87[c]	1.76	1.02	1.41	.76
Portfolio turnover rate (%)	76	57	82	104	105

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Fund (formerly Scudder International Fund) (the "Fund") is a diversified series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $773,616,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($311,201,000) and August 31, 2011(462,415,000) the respective expiration dates, whichever occurs first. During the year ended August 31, 2006, the Fund utilized $303,864,000 of prior year capital loss carryforwards.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 42,913,472
Capital loss carryforwards	$ (773,616,000)
Net unrealized appreciation (depreciation) on investments	$ 433,925,428

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from ordinary income	$ 31,993,898	$ 22,049,117

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,248,852,197 and $1,491,902,341, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from September 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $6 billion of the Fund's average daily net assets	.675%
Next $1 billion of such net assets	.625%
Over $7 billion of such net assets	.600%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $6 billion of the Fund's average daily net assets	.590%
Next $1 billion of such net assets	.540%
Over $7 billion of such net assets	.515%

Accordingly, for the year ended August 31, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as subadvisor through September 30, 2005 with respect to the investment and reinvestment of assets in the Fund. On July 7, 2005, Deutsche Bank AG, the parent company of the Fund's Advisor, entered into an agreement with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its asset management business based in London and Philadelphia. As a result, DeAMIS was sold to Aberdeen. The Fund's Board allowed its subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the Fund's Management Agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the Fund.

For the period from September 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund expenses (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.35%
Class B	1.37%
Class C	1.36%
Class S	1.24%
Institutional Class	.94%

Effective March 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.34%
Class B	2.25%
Class C	2.25%
Institutional Class	.88%

For Class S shares, effective March 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.46%. Effective July 17, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.94%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through August 31, 2006, the Advisor received an Administration Fee of $410,578, of which $141,800 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 519,972	$ 31,695	$ 105,417
Class B	182,332	23,805	37,845
Class C	61,434	—	23,045
Class AARP	101,657	—	24,317
Class S	1,584,236	92,286	312,794
Institutional Class	8,323	1,667	—
	$ 2,457,954	$ 149,453	$ 503,418

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from September 1, 2005 through May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $503,034, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$ 236,602	$ 20,747
Class C	171,530	15,389
	$ 408,132	$ 36,136

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2006	Annual Effective Rate
Class A	$ 548,911	$ 95,145.24%
Class B	77,280	12,748.24%
Class C	54,931	7,142.24%
	$ 681,122	$ 115,035

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006 aggregated $15,131.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares aggregated $97,279 and $1,812, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2006, DWS-SDI received $673.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $27,720, of which $6,840 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. The conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended August 31, 2006, the Advisor reimbursed the Fund $10,291, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	863,751	$ 45,836,447	1,016,052	$ 44,011,621
Class B	94,812	4,918,013	116,972	4,951,557
Class C	90,126	4,707,899	127,573	5,386,704
Class AARP	83,055	4,490,357	80,734	3,497,237
Class S	1,629,654	86,488,773	2,044,084	87,962,103
Institutional Class	122,336	6,464,948	208,621	9,132,622
		$ 152,906,437		$ 154,941,844
Shares issued to shareholders in reinvestment of distributions
Class A	72,043	$ 3,631,717	49,070	$ 2,129,658
Class B	4,154	207,751	1,204	51,917
Class C	3,339	166,870	1,390	59,794
Class AARP	9,002	455,434	6,429	280,041
Class S	492,678	24,929,527	406,541	17,717,031
Institutional Class	2,336	117,685	2,607	113,152
		$ 29,508,984		$ 20,351,593
Shares redeemed
Class A	(1,314,465)	$ (68,658,579)	(1,530,591)	$ (65,754,074)
Class B	(310,108)	(16,112,169)	(470,874)	(19,893,079)
Class C	(165,557)	(8,579,993)	(228,615)	(9,734,100)
Class AARP	(87,607)	(4,620,492)	(133,700)	(5,783,017)
Class S	(5,235,374)	(277,376,864)	(9,081,899)	(391,666,255)
Institutional Class	(168,445)	(8,552,226)	(235,627)	(10,526,655)
		$ (383,900,323)		$ (503,357,180)
Shares converted*
Class AARP	(573,428)	(30,188,152)	—	—
Class S	572,613	30,188,152	—	—
		$ —		$ —
Redemption fees		$ 37,431		$ 37,489
Net increase (decrease)
Class A	(378,671)	$ (19,173,281)	(465,469)	$ (19,612,001)
Class B	(211,142)	(10,984,802)	(352,698)	(14,889,500)
Class C	(72,092)	(3,705,161)	(99,652)	(4,287,598)
Class AARP	(568,978)	(29,862,398)	(46,537)	(2,005,375)
Class S	(2,540,429)	(135,752,236)	(6,631,274)	(285,950,899)
Institutional Class	(43,773)	(1,969,593)	(24,399)	(1,280,881)
		$ (201,447,471)		$ (328,026,254)

* On July 14, 2006, Class AARP shares were converted into Class S shares.

G. Payments made by Affiliates

During the year ended August 31, 2006, the Advisor has agreed to fully reimburse the Fund $335,338 for losses incurred on trades executed incorrectly. The amount of these losses was less than $.01 per share, thus having no impact on the Fund's total return.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS International Fund (formerly Scudder International Fund) (the "Fund") at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $2,919,532 and earned $42,332,104 of foreign source income during the year ended August 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.10 per share as foreign taxes paid and $1.43 per share as income earned from foreign sources for the year ended August 31, 2006.

For federal income tax purposes, the Fund designates $63,773,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS International Fund (the "Fund") was held on May 5, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,460.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,190,701.063	622,651.372	658,365.899	2,606,060.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
13,187,974.996	1,633,091.194	650,652.144	2,606,060.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
13,882,816.307	905,681.207	683,220.820	2,606,060.000

The meeting was adjourned until June 1, 2006, at which time the following matter was voted upon by the shareholders.

IV-C. Approval of Amended and Restated Articles of Incorporation. ("Number of Votes" represents all funds that are series of DWS International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	23337R-858	23337R-841	23337R-833	23337R-791
Fund Number	468	668	768	1468
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCINX
Fund Number	2068

ITEM 2.	CODE OF ETHICS.

As of the end of the period, August 31, 2006, DWS International Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS INTERNATIONAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$77,250	$128	$0	$0
2005	$74,750	$225	$11,100	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$115,500	$73,180	$0
2005	$302,200	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$11,100	$136,355	$89,635	$237,090

All other engagement fees were billed for services in connection with process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2006